As filed with the Securities and Exchange Commission on August 28, 2000


                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                         Filed by the Registrants /X/
                Filed by a Party other than the Registrant / /
                          Check the appropriate box:
                        / / Preliminary Proxy Statement
                       / /  Definitive Proxy Statement
                      /X/ Definitive Additional Materials
       / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                               Debt Strategies Fund II, Inc.

                P.O. Box 9011 Princeton, New Jersey 08543-9011
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             (Name of Registrants as Specified In Their Charters)

                                 SAME AS ABOVE
 ------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X / No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1)  Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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    (4)  Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:




                          DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                        DEBT STRATEGIES FUND III, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   -------------------------------------------------------------------------
                          NOTICE: YOUR VOTE IS NEEDED

                        ANNUAL MEETINGS OF STOCKHOLDERS
                      ADJOURNED UNTIL SEPTEMBER 20, 2000
   -------------------------------------------------------------------------
                                                             August 22, 2000
Dear Stockholder:

The Annual Meeting of Stockholders (the "Meetings") of Debt Strategies Fund, Inc. ("Debt Strategies"), Debt Strategies Fund II, Inc. ("Debt Strategies II"), and Debt Strategies Fund III, Inc. ("Debt Strategies III") originally scheduled for August 23, 2000, has been adjourned to September 20, 2000 in order to give Stockholders additional time to vote.

As of today, the Fund's records indicate that we have not yet received voting instructions from you.

                        WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods by which to register your vote:

        1.  By Touchtone:  Please refer to the "800" number printed on your
            ------------
                           voting instruction form.

        2.  By Internet:   Visit www.proxyvote.com.  Once there, enter the
            -----------          -----------------
                           12-digit control number located on your proxy card.

        3.  By Mail:       Return your executed proxy in the enclosed postage
            -------
                           paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 20, 2000.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-643-3168.

Thank you for your prompt attention.
                                                                        OBO

                          DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                        DEBT STRATEGIES FUND III, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
   -------------------------------------------------------------------------
                          NOTICE: YOUR VOTE IS NEEDED

                        ANNUAL MEETINGS OF STOCKHOLDERS
                      ADJOURNED UNTIL SEPTEMBER 20, 2000
   -------------------------------------------------------------------------
                                                             August 22, 2000
Dear Stockholder:

The Annual Meeting of Stockholders (the "Meetings") of Debt Strategies Fund, Inc. ("Debt Strategies"), Debt Strategies Fund II, Inc. ("Debt Strategies II"), and Debt Strategies Fund III, Inc. ("Debt Strategies III") originally scheduled for August 23, 2000, has been adjourned to September 20, 2000 in order to give Stockholders additional time to vote.

As of today, the Fund's records indicate that we have not yet received voting instructions from you.

                        WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods by which to register your vote:

      1.  By Phone:     Please call Shareholder Communications Corporation toll
          ---------
                        free at 1-800-643-3168. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

      2.  By Internet:  Visit www.proxyvote.com.  Once there, enter the
          -----------         -----------------
                        12-digit control number located on your proxy card.

      3.  By Mail:      Return your executed proxy in the enclosed postage paid
          -------
                        envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by September 20, 2000.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-643-3168.

Thank you for your prompt attention.
                                                                       NOBO